EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Inc. Expands Management Team and Commences California Manufacturing

VANCOUVER, B.C., CANADA (June 14, 2019) – Body and Mind Inc. (CSE: BAMM, OTC Pink: BMMJ) (the “Company” or “BaM”), a multi-state operator in California, Nevada, Ohio and Arkansas is pleased to announce it has commenced manufacturing in California through the Body and Mind California subsidiary NMG Cathedral City (“NMG”)

The company is proud to announce expansion of the management team with the appointment of Sophia Hase as general manager of the Cathedral City manufacturing operations.

“Sophia’s experience in operating a large cannabis manufacturing operation combined with her extensive training on best of class ERP (enterprise resource planning) systems are anticipated to move manufacturing at Cathedral City forward rapidly.” commented Robert Hasman, President of NMG Nevada and director of Body and Mind.” Sophia’s career in the health care industry and hands on experience with cannabis operations are expected to allow us to ramp up quickly and bring our popular Body and Mind brands to California.”

The Cathedral City facility has been producing THC distillate in bulk form since June 2018. The facility is planned to be outfitted to manufacture popular Body and Mind products including oils, wax, live resin, ambrosia and edibles.

In addition to the state-of-the-art ethanol and BHO extraction equipment, Body and Mind has ordered the wiped-film distillation system engineered by Mr. Atomizer. The platform uses a patented cascading design to process more material in less time and with less labor to increase production and revenues. The increased production capacity is anticipated to create efficiencies and grow revenues.

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

For further information, please contact:

Michael Mills

Tel: 800-361-6312

mmills@bamcannabis.com

About Body and Mind Inc.

BaM is a well capitalized publicly traded company investing in high quality medical and recreational cannabis cultivation, manufacturing and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and manufacturing licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges and Lucid Mood offerings. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, Arkansas, Ohio and investment in California and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.